Intangible Assets, Net (Details 1) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
2021	$ 2,456
2022	2,569
2023	2,569
2024	2,569
Thereafter	5,469
Total	$ 15,632	$ 14,683